SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004



                          IR BIOSCIENCES HOLDINGS, INC.

                 (Name of Small Business issuer in its charter)


     DELAWARE                    033-05384                 13-3301899
  ----------------          --------------------        ---------------
  (State or other           (Commission file No.)         (IRS Employer
  jurisdiction of                                       Identification No.)
  incorporation or
  organization)




                      8655 EAST VIA DE VENTURA, SUITE E-155
                            SCOTTSDALE, ARIZONA 85258

           (Address of principal executive offices including zip code)

                                 (480) 922-3926
                -------------------------------------------------
               (Registrant's telephone number including area code)



         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 21, 2004, upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, Stonefield Josephson, Inc. ("Stonefield"). Stonefield did not issue a report on the Company's financial statements for the two years ended December 31, 2002 and 2001. The decision to change its certifying accountant was approved by the Company's Board of Directors. From July 15, 2003 , the date the Company engaged Stonefield as its certifying accountant, through April 21, 2004 the Company has not had any disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP (" Russell Bedford Stefanou Mirchandani") as its certifying accountant as of April 21, 2004 for the Company's year ending December 31, 2003. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

Stonefield's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------

16 Letter from Stonefield Josephson, Inc. Certified Public Accountants to the Commission, dated April 21, 2004

SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004                  IR BIOSCIENCES HOLDINGS, INC.



                                       /s/ Michael Wilhelm
                                           ------------------------
                                           Michael Wilhelm
                                           Chief Executive Officer

















EX-16



LETTER FROM STONEFIELD JOSEPHSON, INC.
CERTIFIED PUBLIC ACCOUNTANTS




                           STONEFIELD JOSEPHSON, INC.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               IRVINE, CALIFORNIA




                                                                 April 21, 2004

Securities and Exchange Commission
Washington, DC  20549

Re:  IR Biosciences Holdings, Inc.
File  No. 033-05384

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of IR Biosciences Holdings, Inc. dated April 21, 2004 and agree with the statements relating only to Stonefield Josephson, Inc., Certified Public Accountants, contained therein.

                                           /s/  STONEFIELD JOSEPHSON, INC.
                                           ------------------------------
                                              STONEFIELD JOSEPHSON, INC.
                                              CERTIFIED PUBLIC ACCOUNTANT